UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 31, 2007

SEAENA, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-29781 (Commission File Number)	80-0104557 (IRS Employer Identification No.)

1181 Grier Drive, Suite B, Las Vegas, Nevada  89119
 (Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (702) 740-4616

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 31, 2007, the Registrant appointed Weaver & Martin, LLC as the Registrant’s independent auditors for the year ended December 31, 2007.  This change in accountants was approved by the Registrant’s Board of Directors.  De Joya Griffith & Company, LLC was engaged by the Registrant on May 10, 2004 and was dismissed as the Registrant’s independent auditors as of December 31, 2007.

During the most recent two fiscal years and during the portion of 2007 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Weaver & Martin, regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-B).

From May 10, 2004 through the date of termination, there were no disagreements between the Registrant and De Joya Griffith & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya Griffith & Company, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with an audit report.

The audit report of De Joya Griffith & Company, LLC for the Registrant’s financial statements as of December 31, 2006, contained a separate paragraph stating:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1, the Company has incurred a net loss of $9,875,464, used cash for operations of $2,004,745 for the year ended December 31, 2006, has an accumulated deficit of $31,612,052 as of December 31, 2006 and has a working capital deficit of $2,785,386 as of December 31, 2006.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by De Joya Griffith, LLC as the independent accountants of the Registrant.

The Registrant provided a copy of the foregoing disclosures to De Joya Griffith & Company, LLC prior to the date of the filing of this report and requested that De Joya Griffith & Company, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01.  A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01                                 Financial Statements and Exhibits

Regulation S-B Number	Document
16	Letter from De Joya Griffith & Company, LLC dated January 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAENA, INC.
January 4, 2008	By: /s/ Doug E. Lee Doug E. Lee President

EXHIBIT INDEX

Regulation S-B Number	Document
16	Letter from De Joya Griffith & Company, LLC dated January 3, 2008